UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 24, 2018

Hines Global REIT, Inc.
__________________________________
Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 24, 2018, Hines Global REIT Properties LP (the “Operating Partnership”), a subsidiary of Hines Global REIT, Inc. (“Hines Global”), sold all of the membership interests in its wholly-owned subsidiaries that own the properties in the Fiege Mega Centre, the Harder Logistics Portfolio, and the Simon Hegele Logistics property (collectively, the “German Logistics Properties”) to Gemini German Majority Holdco S.à r.l. and Gemini German Minority Holdco S.à r.l. (together, the “Purchasers”). The Purchasers are part of the Blackstone Group and are not affiliated with Hines Global or its affiliates.

The sales price for the German Logisitics Properties was approximately €310.0 million (approximately $359.6 million based on an exchange rate of $1.16 per EUR) in aggregate, exclusive of transaction costs and closing prorations.

Item 9.01 Financial Statements and Exhibits.

(a) Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K and is filed herewith and incorporated herein by reference.

Hines Global REIT, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2018
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Six Months Ended June 30, 2018 and the Year Ended December 31, 2017
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

August 30, 2018	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On August 24, 2018, Hines Global REIT Properties LP (the “Operating Partnership”), a subsidiary of Hines Global REIT, Inc. (“Hines Global” or the “Company”), sold all of the membership interests in its wholly-owned subsidiaries that own the properties in the Fiege Mega Centre, the Harder Logistics Portfolio, and the Simon Hegele Logistics property (collectively, the “German Logistics Properties”) to Gemini German Majority Holdco S.à r.l. and Gemini German Minority Holdco S.à r.l. (together, the “Purchasers”). The sales price for the German Logisitics Properties was approximately €310.0 million (approximately $359.6 million based on an exchange rate of $1.16 per EUR) in aggregate, exclusive of transaction costs and closing prorations. The Purchasers are part of the Blackstone Group and are not affiliated with Hines Global or its affiliates.

The following unaudited pro forma condensed consolidated financial information gives effect to the disposition of the German Logistics Properties, including the receipt of proceeds from the sale. In our opinion, all material adjustments necessary to reflect the effect of the above transaction have been made.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of June 30, 2018
(In thousands)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet is presented assuming the disposition of the German Logistics Properties had occurred as of June 30, 2018. This unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Statements of Operations appearing herein and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2018. This unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been had we completed this transaction on June 30, 2018, nor does it purport to represent our future financial position.

	As of June 30, 2018 (a)	Adjustments for the disposition of the German Logistics Properties		Pro Forma
ASSETS
Investment property, net	$2,602,557	$(201,278)	(c)	$2,401,279
Cash and cash equivalents	101,236	214,495	(b)	315,731
Restricted cash	15,830	(34)	(c)	15,796
Tenant and other receivables, net	70,331	(773)	(c)	69,558
Intangible lease assets, net	321,418	(23,414)	(c)	298,004
Deferred leasing costs, net	120,623	—		120,623
Deferred financing costs, net	786	—		786
Other assets	32,166	(3,651)	(c)	28,515
Total assets	3,264,947	(14,655)		3,250,292
LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	72,294	(2,213)	(c)	70,081
Due to affiliates	6,929	(341)	(c)	6,588
Intangible lease liabilities, net	60,238	—		60,238
Other liabilities	22,014	—		22,014
Distributions payable	14,759	—		14,759
Notes payable, net	1,802,828	(144,715)	(c)	1,658,113
Total liabilities	1,979,062	(147,269)		1,831,793

Commitments and Contingencies	—	—		—

Equity:
Stockholders’ equity:
Preferred shares, $.001 par value; 500,000 preferred shares authorized, none issued or outstanding as of June 30, 2018	—	—		—
Common shares, $.001 par value; 1,500,000 common shares authorized as of June 30, 2018; 272,459 issued and outstanding as of June 30, 2018	272	—		272
Additional paid-in capital	2,456,713	—		2,456,713
Accumulated distributions in excess of earnings	(1,019,484)	129,387	(d)	(890,097)
Accumulated other comprehensive income (loss)	(153,001)	3,227	(d)	(149,774)
Total stockholders’ equity	1,284,500	132,614		1,417,114
Noncontrolling interests	1,385	—		1,385
Total equity	1,285,885	132,614		1,418,499
Total liabilities and equity	3,264,947	(14,655)		3,250,292

See notes to unaudited pro forma condensed consolidated financial statements.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2018
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the dispositions of the German Logistics Properties had occurred as of January 1, 2017. This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet appearing herein and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2018. This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2017, nor does it purport to represent our future operations.

	Six Months Ended June 30, 2018 (a)	Adjustments for the disposition of the German Logistics Properties (b)	Pro Forma
Revenues:
Rental revenue	$160,610	$(10,569)	$150,041
Other revenue	9,031	(61)	8,970
Total revenues	169,641	(10,630)	159,011
Expenses:
Property operating expenses	40,168	(935)	39,233
Real property taxes	21,304	(259)	21,045
Property management fees	3,572	(118)	3,454
Depreciation and amortization	63,423	(3,519)	59,904
Asset management and acquisition fees	17,641	(1,001)	16,640
General and administrative expenses	5,975	—	5,975
Impairment losses	5,105	—	5,105
Total expenses	157,188	(5,832)	151,356
Income (loss) before other income (expenses) and benefit (provision) for income taxes	12,453	(4,798)	7,655
Other income (expenses):
Gain (loss) on derivative instruments	818	—	818
Gain (loss) on sale of real estate investments	58,674	—	58,674
Foreign currency gains (losses)	(8,361)	—	(8,361)
Interest expense	(30,217)	1,118	(29,099)
Other income (expenses)	409	—	409
Income (loss) before benefit (provision) for income taxes	33,776	(3,680)	30,096
Benefit (provision) for income taxes	1,478	275	1,753
Net income (loss)	35,254	(3,405)	31,849
Net (income) loss attributable to noncontrolling interests	776	—	776
Net income (loss) attributable to common stockholders	$36,030	$(3,405)	$32,625
Basic and diluted income (loss) per common share:	$0.13	$—	$0.12
Weighted average number of common shares outstanding	272,985	—	272,985

See notes to unaudited pro forma condensed consolidated financial statements.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the dispositions of the German Logistics Properties had occurred as of January 1, 2017. This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet appearing herein and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2017. This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2017, nor does it purport to represent our future operations.

	Year Ended December 31, 2017 (a)	Adjustments for the disposition of the German Logistics Properties (b)	Pro Forma
Revenues:
Rental revenue	$379,188	$(19,277)	$359,911
Other revenue	24,461	(118)	24,343
Total revenues	403,649	(19,395)	384,254
Expenses:
Property operating expenses	89,043	(1,154)	87,889
Real property taxes	48,566	(494)	48,072
Property management fees	8,230	(206)	8,024
Depreciation and amortization	138,503	(6,564)	131,939
Acquisition related expenses	127	—	127
Asset management and acquisition fees	37,949	(1,983)	35,966
General and administrative expenses	9,250	—	9,250
Impairment losses	7,124	—	7,124
Total expenses	338,792	(10,401)	328,391
Income (loss) before other income (expenses) and benefit (provision) for income taxes	64,857	(8,994)	55,863
Other income (expenses):
Gain (loss) on derivative instruments	(634)	—	(634)
Gain (loss) on sale of real estate investments	364,325	—	364,325
Foreign currency gains (losses)	10,046	—	10,046
Interest expense	(59,461)	2,105	(57,356)
Other income (expenses)	680	—	680
Income (loss) before benefit (provision) for income taxes	379,813	(6,889)	372,924
Benefit (provision) for income taxes	8,705	416	9,121
Provision for income taxes related to sale of real estate	(12,911)	—	(12,911)
Net income (loss)	375,607	(6,473)	369,134
Net (income) loss attributable to noncontrolling interests	(54,657)	—	(54,657)
Net income (loss) attributable to common stockholders	$320,950	$(6,473)	$314,477
Basic and diluted income (loss) per common share:	$1.16	$—	$1.14
Weighted average number of common shares outstanding	276,374	—	276,374

See notes to unaudited pro forma condensed consolidated financial statements.

HINES GLOBAL REIT, INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2018

(a)	Reflects the Company's historical Condensed Consolidated Balance Sheet as of June 30, 2018.

(b)	Reflects the proceeds received from the sale of the German Logisitics Properties less any cash on hand at the German Logistics Properties as of June 30, 2018.

(c)	Amounts represent the adjustments necessary to remove the assets and liabilities associated with the German Logisitics Properties.

(d)	Reflects the adjustments related to the disposition of the German Logisitics Properties and the gain on sale.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2018

(a)	Reflects the Company's historical Condensed Consolidated Statement of Operations for the six months ended June 30, 2018.

(b)
Amounts represent the adjustments necessary to remove the historical revenues and expenses of the German Logisitics Properties, including property operating expenses, property taxes, management fees, depreciation and amortization, asset management and and acquisition fees, interest expense, interest income and benefit (provision) for income taxes associated with the German Logisitics Properties. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2017

(a)	Reflects the Company's historical Condensed Consolidated Statement of Operations for the year ended December 31, 2017.

(b)
Amounts represent the adjustments necessary to remove the historical revenues and expenses of the German Logisitics Properties, including property operating expenses, property taxes, management fees, depreciation and amortization, asset management and and acquisition fees, interest expense, interest income and benefit (provision) for income taxes associated with the German Logisitics Properties. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.